John Hancock Variable Insurance Trust (the “Trust”)
Supplement dated November 4, 2019 to the current

Prospectus (the “Prospectus”), as may be supplemented

International Growth Stock Trust

Utilities Trust

Immediately after the close of business on November 1, 2019, International Growth Stock Trust was merged into International Equity Index Trust and Utilities Trust was merged into Equity Income Trust. Immediately after the mergers, International Growth Stock Trust and Utilities Trust ceased operations.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.